CONTINGENTLY REDEEMABLE ORDINARY SHARES	12 Months Ended
Dec. 31, 2013
CONTINGENTLY REDEEMABLE ORDINARY SHARES

16. CONTINGENTLY REDEEMABLE ORDINARY SHARES

On May 11, 2012 (the “Issuance Date”), the Company issued 26,485,961 contingently redeemable ordinary shares (“Contingently Redeemable Ordinary Shares”) for an aggregate purchase price of US$12,000 (the “Purchase Price”), or US$0.45307 per share (the “Initial Per Share Price”).

The key features of the Contingently Redeemable Ordinary Shares are as follows:

Redemption

The holders of the Contingently Redeemable Ordinary Shares may require the Company to redeem all but not less than all of the Contingently Redeemable Ordinary Shares held by the holders upon (i) an IPO is consummated on or prior to May 11, 2013 and the market capitalization of the IPO is below US$300,000 or (ii) the IPO has not been consummated on or prior to May 11, 2013 (“Target IPO Date”). The redemption price shall equal to the Purchase Price plus any interest accrued on the Purchase Price based on an interest rate of 3% per annum on the Issuance Date. If the Company completes an IPO on or prior to May 11, 2013 and the market capitalization of the IPO is in excess of US$300,000 (“Qualified IPO”), the redemption right is forfeited and the Contingently Redeemable Ordinary Shares shall automatically be converted into ordinary shares.

On May 11, 2013, the Company entered into a supplemental agreement with the holders of the Contingently Redeemable Ordinary Shares to postpone the Target IPO Date from May 11, 2013 to December 31, 2013. In addition, the annual redemption interest rate has been revised to be 5% per annum for the period from May 10, 2013 to December 31, 2013.

Voting rights

Each Contingently Redeemable Ordinary Share is entitled to the number of votes equal to the number of ordinary shares then issuable upon its conversion into ordinary shares.

Dividends

Each Contingently Redeemable Ordinary Share is entitled to receive dividends in an amount equal to that of dividends declared or paid for all ordinary shares such Contingently Redeemable Ordinary Share could be converted into.

Liquidation preference

In the event of any liquidation, dissolution or winding up of the Company, prior to any distribution or payments to holders of ordinary shares other than the Contingently Redeemable Ordinary Shares, each holder of the Contingently Redeemable Ordinary Shares is entitled to receive an amount equal to 100% of the Initial Per Share Price per Contingently Redeemable Ordinary Share then held by such holder.

Accounting for the Contingently Redeemable Ordinary Shares

The Contingently Redeemable Ordinary Shares have been classified as mezzanine equity as they can be redeemed at the option of the holders upon the occurrence of certain contingent events outside the sole control of the Company.

The Contingently Convertible Ordinary Shares automatically convert into the Company’s ordinary shares when a Qualified IPO occurs whilst become redeemable by the holders when a Qualified IPO fails to occur. The Company evaluated the embedded conversion and redemption features contained in the Convertible Redeemable Ordinary Shares to determine if these features require bifurcation. Prior to the Listing of the Company on September 25, 2012, the conversion and redemption features were not required to be bifurcated because the underlying ordinary shares are not net settleable, publicly traded or readily convertible into cash. Upon the Listing of the Company on September 25, 2012, the Company re-evaluated whether the embedded features require bifurcation when the underlying ordinary shares became publicly traded. Since the holders of the Contingently Redeemable Ordinary Shares can only require the Company to redeem all but not less than all of the Contingently Redeemable Ordinary Shares and the transaction volume since the Listing had been minimal, the Company determined that the conversion and redemption features would not be deemed to be net settleable because the smallest number of units into which the Contingently Redeemable Ordinary Shares can be converted is not readily convertible to cash. Thus, the conversion and redemption features did not qualify for bifurcation after the Listing.

The initial carrying value of the Contingently Redeemable Ordinary Shares is the issue price on the Issuance Date of RMB75,648 net of issuance costs of RMB1,813. The Company concluded that the Contingently Redeemable Ordinary Shares are not redeemable currently, but it is probable that the Contingently Redeemable Ordinary Shares will become redeemable. The Company elected to recognize changes in the redemption value immediately as they occur and adjust the carrying value of the Contingently Redeemable Ordinary Shares to equal the redemption value at the end of each reporting period. An accretion charge of RMB3,023 and RMB3,174 (US$524) was recorded as a reduction of income available to ordinary shareholders for the years ended December 31, 2012 and 2013, respectively.

The Company accounted for the amendments to the Contingently Redeemable Ordinary Shares on May 11, 2013 as a modification using the modified debt model in ASC subtopic 470-50 (“ASC 470-50”), Modifications and Extinguishments, which provides for prospective treatment of the modification of the contractual cash flows by establishing a new effective interest rate to equate the future contractual cash flows to the carrying amount of the debt. As a result, the interest on the Contingently Redeemable Ordinary Shares was accrued at an interest rate of 5% per annum starting from May 10, 2013.

The carrying value of the Contingently Redeemable Ordinary Shares as of December 31, 2013 is as follows:

	RMB	US$
Balance as of December 31, 2012	76,858	12,307
Changes in redemption value	3,174	524
Exchange rate effect	(2,355)	—

Balance as of December 31, 2013	77,677	12,831

At the point in time when redemption becomes certain, the Contingently Redeemable Ordinary Shares will be reclassified from mezzanine equity to liability based on the redemption amount at that date. If the Contingently Redeemable Ordinary Shares are converted into ordinary shares, the carrying amount of the Contingently Redeemable Ordinary Shares will be reclassified from mezzanine equity to equity.

On January 21, 2014, the redemption right of the Contingently Redeemable Ordinary Shares expired without being exercised by the holders. As a result, all of the Contingently Redeemable Ordinary Shares were automatically converted into Class A ordinary shares of the Company. In accordance with ASC 480-10-S99-3A, the Company reclassified the carrying amount of the Contingently Redeemable Ordinary Shares from mezzanine equity to permanent equity without reversing any prior accretions on January 21, 2014.